NYSE Investor Day

May 2011





www.3dsystems.com NYSE: DDD

Agenda

• Welcome	Stacey Witten
• New Identity	Cathy Lewis
• Overview	Abe Reichental
• Growth Initiatives	Kevin McAlea
• Financial Highlights	Damon Gregoire
• Bespoke Innovations	Scott Summit
• Technology Update	Chuck Hull
• Looking Ahead	Abe Reichental
• Q&A	All

Forward Looking Statements

This presentation contains forward-looking statements, as defined by federal and state securities laws. Forward-looking statements include statements concerning plans, objectives, goals, strategies, expectations, intentions, projections, developments, future events, performance or products, underlying assumptions, and other statements which are other than statements of historical facts. In some cases, you can identify forward-looking statements by terminology such as "may," "will," "should," "hope," "expects," "intends," "plans," "anticipates," "contemplates," "believes," "estimates," "predicts," "projects," "potential," "continue," and other similar terminology or the negative of these terms. From time to time, we may publish or otherwise make available forward-looking statements of this nature. All such forward-looking statements, whether written or oral, and whether made by us or on our behalf, are expressly qualified by the cautionary statements described on this message including those set forth below. In addition, we undertake no obligation to update or revise any forward-looking statements to reflect events, circumstances, or new information after the date of the information or to reflect the occurrence or likelihood of unanticipated events, and we disclaim any such obligation.

Forward-looking statements are only predictions that relate to future events or our future performance and are subject to known and unknown risks, uncertainties, assumptions, and other factors, many of which are beyond our control, that may cause actual results, outcomes, levels of activity, performance, developments, or achievements to be materially different from any future results, outcomes, levels of activity, performance, developments, or achievements expressed, anticipated, or implied by these forward-looking statements. As a result, we cannot guarantee future results, outcomes, levels of activity, performance, developments, or achievements, and there can be no assurance that our expectations, intentions, anticipations, beliefs, or projections will result or be achieved or accomplished. These forward-looking statements are made as of the date hereof and are based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. 3D System's actual results could differ materially from those stated or implied in forward-looking statements. Past performance is not necessarily indicative of future results. We do not intend to update these forward looking statements even though our situation may change in the future. Further, we encourage you to review the risks that we face and other information about us in our filings with the SEC, including our Annual Report on Form 10-K which was filed on February 17, 2011. These are available at www.SEC.gov.

New Identity

Cathy Lewis

Vice President, Global Marketing



www.3dsystems.com NYSE:DDD

Transforming Our Business Model And Identity

3D ®
SYSTEMS

Honoring The Past

Empowering Professionals And Consumers Alike

Company Overview

Abe Reichental

President and CEO





www.3dsystems.com NYSE: DDD

Company Highlights


Leadership through technology & acquisitions
Compelling razor and blades business
Continued operating leverage
Well positioned for growth
Underpenetrated marketplaces
TM

Leading Provider of 3D Content-to-Print Solutions



From Art → **To Part**



Freedom of creation to print functional plastic and metal parts

Cost effective alternative to traditional design and manufacturing methods

Transportation



Consumer Products



Recreation



Healthcare



Education



First Mover Advantage… Diverse Customer Base



The Journey of a Lifetime

Think back for a moment - where were you 25 years ago when one of the most important advances of our time was invented?

In terms of technology, 1986 was a pretty exciting year. It was in 1986 that the internet mail access protocol was established and email started changing the way we communicate. In another breakthrough technology development, 1986 was also the year that Charles 'Chuck' Hull patented stereolithography and founded 3D Systems. While this second innovation has not been as widely recognised by the general population, its impact on our lives has been profound.

AIRBUS
NORTHROP GRUMMAN
NISSAN
TOYOTA
BMW
Bell Helicopter A Textron Company
Pratt & Whitney A United Technologies Company
GM
EMBRAER
BOEING
Raytheon Raytheon TI Systems
TELEDYNE WATER PIK
Ford
3M
WIDEX hearing instruments
invisalign
STARKEY
MATTEL
oticon
SIEMENS
MOTOROLA
FLUKE.
CATERPILLAR

Create with Confidence

Global Reach with Local Presence


United States
- Rock Hill, SC
- Atlanta, GA
- Goodland, IN
- Lawrenceburg, TN
- Seattle, WA
- Syracuse, NY
- Valencia, CA
- Vernon Hills, IL
Europe
- England
- France
- Germany
- Holland
- Italy
- Switzerland
Asia-Pacific
- China
- Hong Kong
- India
- Japan
- Singapore

More than half our revenue is generated outside North America

~600 employees

Balanced Revenue Composition

By Geography


A-Pac
14%
Europe
41%
North
America
45%

By Category


Services
29%
Printers
34%
Print
Materials
37%

Total 2010 revenue grew 42% to $159.9 million

27% came from organic growth

Business Model Innovation

2010 Gross Profit $74.0 M

$ in millions


Services
23%
Printers
28%
Print
Materials
49%


Printer Consumables
Printer Services
Printers
Custom Parts Services
Flexible Technology
Platform

Technology Leadership





Extensive Process Expertise

Six Print Engines

Six Print Materials Formulating Families

Ecommerce Platform



CAD Plugins


Object Model Tools





~400 patents issued, ~150 pending

Create with Confidence

New Products Fuel Revenue Growth


Revenue in millions
$15.00
$10.00
$5.00
$0.00
Q1, 2009
Q1, 2010
Q1, 2011



- Increased year-over-year revenue contribution from new products
- Reflects products that are in their first three years of commercial status
- Expect a rate of three new printers and four new print materials annually
- R&D spending to converge on long-term target operating model

Expanding Range of End-Use Applications

Personal 3D Printers | Professional 3D Printers | Production 3D Printers | On Demand 3D Parts



Born to Ride

"Compared to traditional fiberglass or carbon fiber panels which require tooling, we saw a time saving of weeks. Using SLA® technology through 3Dproparts™ gives us a full body kit in a week. This can make all the difference in the world when you're under a tight deadline."

Brian Wismann
Director of Product Development
Brammo, Inc. - Ashland, Oregon



A Manufacturing Revolution

"Our efforts have been to connect additive manufacturing solutions to the people who stand to benefit from them the most. We look forward to new innovations coming from 3D Systems to further enable these developments."

Scott Summit
Founder
Bespoke Innovations - San Francisco, CA

▸ Newsroom



Precision 3D Printing

"We leverage the ProJet™ for new products with extremely small internal cavities that must be accurate and functional - no other 3D printer offers this combination of precision and robust, durable parts."

Orian Price
Solidworks Super User
Medtronic - Diabetes



Investing in the Future

"The BFB machines are invaluable tools in the classroom. Using the RapMan and now the BFB 3000 allows me to demonstrate the principles of 3D printing but even more importantly it allows the students to experiment with their own designs and ideas using these machines."

Dave White
Advanced Skills Teacher and Head of D&T
Clevedon School - United Kingdom

Clear Competitive Advantage



We offer a comprehensive tool box… we sell our customers the right tool for the right job

Six Print Engines

~400 Patents

Endless Applications

Our competitors sell different size hammers… to them every application looks like a nail



Printability… Accept No Imitations

Precision → Performance → Price



ProJet™



Brand-X jet

Focused Growth Initiatives


Existing
New
Build 3D custom parts global services, expand through acquisitions and organic growth
Accelerate 3D printer penetration through channel expansion and new products
Grow 3D healthcare revenue leveraging our customer base and core competencies
Build 3D consumer content products and services, expand through acquisitions and organic growth
Design creatives
Content libraries
CAD plugins
Design productivity
Cross selling and upselling

Create with Confidence

Proven Acquisition Track Record - Augments Growth

Target and close suitable candidates → Integrate and harvest synergies → Maximize cash flow from operations


OPERATE
INTEGRATE
ACQUIRE
TM

Shareholder Value

2009

Desktop Factory
Acu-Cast Technologies
AdvaTech Manufacturing

2010

Moeller Design & Development
Design Prototyping Technologies
CEP
Protometal
Express Pattern
Bits From Bytes
Provel

2011

National RP Support
Quickparts®
ATI
Sycode
Print3D
The3dStudio.com
Freedom Of Creation

Balanced Priorities and Culture

Customer

- Improve our customers' bottom line
- Enhance total customer experience

Cash

- Increase sales and margins
- Accelerate cash velocity

Excellence

- Experienced, empowered team
- Faster, simpler business processes

Innovation

- Entrepreneurship...agility
- Leverage company skills and privileged assets

Earnings

- Earnings growth that ensures long-term sustainability and value

Best Positioned For Growth


Rapid Prototyping
3D Systems
Function
Direct Competitors
Consumer
Fit
Manufacturing
Form
Underdeveloped
Underpenetrated Marketplaces

Growth Initiatives Update

Kevin McAlea

Vice President, RMS

Marketplace Convergence Drives Opportunities



$400 Million
$600 Million
$500 Million
$1 Billion
$500 Million
3D Medical
3D Parts
3D Printers
3D Aerospace
3D Dental
Marketplace Opportunities ~ $3 Billion



Additive Manufacturing
Wide-Format Printing
3D Printing
Traditional Manufacturing
Machine Tool

Our solutions replace, displace or augment traditional design-to-manufacturing alternatives

Source: 3D Systems

Focused Growth Initiatives

- Build 3D custom parts global services, expand through acquisitions and organic growth
- Accelerate 3D printer penetration through channel expansion and new products
- Grow 3D healthcare revenue leveraging our customer base and core competencies

Results From Growth Initiatives: Custom Parts Services



- Shape brand experience
- Consolidate channel
- Build scale and presence
- Access to end users
- Deliver latest capabilities

3Dproparts™

Quickparts®

Exited 2010 with $18.3 million of annual custom parts services revenue

Acquired Quickparts® (Feb 2011) with 2010 revenue of $25.2 million

Generated $10.3 million custom parts services revenue in Q1 2011

Improved gross profit margin sequentially:

- 26% Q4, 2010
- 39% Q1, 2011

Results From Growth Initiatives: 3D Printers



Record 2010 printer revenue of $54.7 million and 79% growth over prior year

Record Q1 2011 printer revenue of $13.5 million and 54% growth over Q1 2010

Most Complete Product Portfolio On The Market

Personal 3D Printers



Price: $1,300 - $9,900

Professional 3D Printers



Price: $49,000 - $199,000

Production 3D Printers



Price: $250,000 - $950,000

Printer Razor and Blade Profile

Commentary

- Our "razor and blades" business model centers on sustainable profitable growth from consumables
- We expect higher margin integrated print materials revenue to drive further margin expansion and reduce seasonality as our installed base grows over time
- Our personal and professional printers consume an average of $12,000 of materials annually (excluding BfB™ printers)

Personal & Professional Printer Revenue Model (1)



$6.0
$4.0
$2.0
$0.0
$0.6
$0.6
$1.2
$0.6
$2.4
$0.6
$3.6
$0.6
$4.8
Year 1
Year 2
Year 3
Year 4
Year 5
Mat'l Sales – New Installs
Mat'l Sales – Existing Sales

(1) Model assumes net annual material revenue of $12,000 per printer from a mix of all printers. Model illustrates cumulative revenue growth of adding 100 new printers/year for five years. This target model is not intended to constitute financial global guidance related to the company's expected performance. It is based upon management's current expectations concerning future events and trends and is necessarily subject to uncertainties.

Results From Growth Initiatives: Healthcare Solutions


ITE hearing aids
Dental restorations
Orthodontic aligners
Orthopedic implants
Prosthetics
Trauma procedures

- Healthcare solutions revenue includes printers, print materials and services
- Healthcare revenue represented 14% of total 2010 revenue and 13% of total Q1 2011 revenue
- 50% of 2010 and 64% of Q1 2011 healthcare solutions revenue came from recurring sources

Create with Confidence

Best Positioned For Real Parts Manufacturing





Motorsport
Wind-Tunnel
to On-Car



Automotive
Bridge
Manufacturing



High-Value Short Runs



Aerospace
And
Defense

Results From Growth Initiatives: Print Materials



Integrated print materials as a percent of total print materials revenue

39% of Q4 2010

50% of Q1 2011

Continued margin expansion

Across-The-Board Revenue Growth

$ in millions

Full Year


Printers
2009
$ 30.5
2010
$ 54.7
79%
Services
2009
$ 32.0
2010
$ 46.8
46%
Print Materials
2009
$ 50.3
2010
$ 58.4
16%
Health Care
2009
$ 15.7
2010
$ 21.6
38%

Total 2010 revenue grew 42%

27% came from organic growth

Printability… Enhanced Marketplace Differentiation





- Exceptional sidewall quality
- Unprecedented surface smoothness
- Remarkable feature resolution
- Best-in-class edge definition
- Tolerances that rival the accuracy of CNC-machined parts

Create with Confidence

Powerful Global Brands

Company	Printers	Print Materials	Services
	iPro™	Acura®	Quickparts®
	sPro™	DuraForm®	3Dproparts™
	ProJet™	VisiJet®	The3dStudio™
	BfB™	BfB™	FOC™

TM



Personal 3D Printers


JET

Professional 3D Printers



Production 3D Printers


22
Oregon State

On Demand 3D Parts

Outlook

- We entered the second quarter of 2011 with a strong sales funnel and we expect revenue growth over the prior year quarter and sequentially for the second quarter of 2011
- We expect strong demand for our personal, professional and production printers, helped by our expanding channel and portfolio
- We expect custom parts services revenue growth from a combination of organic growth and additional acquisitions
- We expect healthcare solutions revenue growth to benefit from our expanding solutions portfolio and growing installed base

Financial Overview

Damon Gregoire

Senior Vice President and CFO



www.3dsystems.com NYSE: DDD

Across-The-Board Revenue Growth

$ in millions

First Quarter


Printers
2010
$ 8.8
2011
$ 13.5
54%
Services
2010
$ 9.2
2011
$ 18.8
103%
Print Materials
2010
$ 13.6
2011
$ 15.6
15%
Health Care
2010
$ 4.1
2011
$ 6.2
52%

First quarter 2011 revenue grew 51%

23% came from organic growth

Create with Confidence

First Quarter Revenue by Category & Geography



Revenue Categories
Geography
$ in millions
50
40
30
20
10
0
$ 31.6
$ 47.9
29%
43%
28%
39%
33%
28%
Services
Materials
Printers
$ 31.6
$ 47.9
14%
41%
45%
14%
38%
48%
Asia Pacific
Europe
North America
2010
2011
2010
2011

Q1 2011 recurring revenue accounted for 72% of total revenue

Create with Confidence

Gross Profit and Margin Trend

First Quarter						
	2011		2010		Yr-Yr%	
Category	$ Millions	Gross Profit Margin	$ Millions	Gross Profit Margin	$	Margin
Printers	$5.5	41%	$ 3.1	36%	75%	13%
Materials	$9.9	63%	$ 8.3	61%	20%	5%
Services	$7.8	42%	$ 2.9	32%	167%	31%
Total	$23.2	48%	$ 14.3	45%	62%	7%



Gross Profit Margin
Percent
49
47
45
43
41
39
37
35
2008
2009
2010
2011

Create with Confidence

Margin Expansion Path Towards Long Term Target Model



56% GPM at $200 million and 62% at $300 million revenue run-rate
Margin Expansion
-Better overhead absorption from higher revenue
-Favorable print material mix towards integrated printers materials
-Migration of additional printers and print materials manufacturing to Rock Hill, SC
-Continuous improvements and operational cost downs
-Mix of recurring revenue as a percentage of total sales at 70-75%
-Higher personal printers unit sales as a percentage of mix in a given period
-Timing, concentration and size of acquisitions in a given period
Margin Compression
Time to achieve target model revenue run-rate

Create with Confidence

First Quarter Operating Expenses

($ in millions)

	First Quarter		
Category	2011	2010	% Change Favorable (Unfavorable)
Selling, general & administrative	$13.0	$ 9.2	(42%)
Research and development	$2.8	$ 2.5	(13%)
Total Operating Expenses	$15.8	$ 11.7	(35%)
% of Revenue	*33%*	*37%*	11%

Expect SG&A to be in the range of $40-45 million for remainder of 2011

Expect R&D to be in the range of $9-11 million for remainder of 2011

Expect operating expenses as a percentage of revenue to converge with our long-term operating model

Operating Leverage Expected To Continue

$ in millions



60
50
40
30
20
10
0
Revenue Trend Line
Actual Operating Expenses Line
Q1 '09
Q2 '09
Q3 '09
Q4 '09
Q1 '10
Q2 '10
Q3 '10
Q4 '10
Q1 '11

SG&A expenses

SG&A costs expected to grow at slower rate to revenue growth as acquisitions are fully integrated

Internal systems and processes permit increased revenue without additional administrative costs

SG&A increases expected to reflect sales and marketing activities and acquisitions

R&D expenses

Focused spending yielding higher productivity and better ROI

Create with Confidence

Factors Affecting Earnings Per Share

First quarter 2011 diluted earnings per share **$ 0.28**

Legal costs reduced EPS by 7 cents per share for the quarter

Net income of $6.8 million for the 2011 quarter included $2.8 million of non-cash expenses related to depreciation, amortization and stock-based compensation expense

The company has fully reserved net operating loss carryforwards of $65 million. Future performance may result in release of portions of our valuation allowance on deferred tax assets. We expect to periodically evaluate the timing and amounts of future releases of valuation allowances as required



Earnings Per Share
$0.40
$0.30
$0.20
$0.10
$0.00
-$0.10
($0.09)
($0.06)
$0.04
$0.16
$0.09
$0.12
$0.23
$0.40
$0.28
Q1 09
Q2 09
Q3 09
Q4 09
Q1 10
Q2 10
Q3 10
Q4 10
Q1 11

Create with Confidence

Favorable EPS Trend

EPS Improvement Over Prior Year's Quarter	
Q1 2009	$0.08
Q2 2009	$0.09
Q3 2009	$0.08
Q4 2009	$0.08
Q1 2010	$0.18
Q2 2010	$0.18
Q3 2010	$0.19
Q4 2010	$0.24
Q1 2011	$0.19

Revenue and margin expansion, coupled with operating cost containment and optimization resulted in an improved bottom line and stronger balance sheet

Working Capital

($ in millions)

	March 31, 2011	December 31, 2010	% Change Favorable (Unfavorable)
Cash	$70.8	$ 37.3	90%
Inventory	$ 26.6	$23.8	(12%)
Accounts Receivable	$ 39.3	$ 35.8	10%
Accounts Payable	$ 23.4	$ 26.6	12%
Working Capital	$ 76.5	$ 42.5	80%

- Cash increased $33.5 million from the fourth quarter of 2010, primarily reflecting $54.0 million proceeds from our equity raise and $22.1 million paid in cash for acquisitions during the quarter
- Working capital increased $34.0 million compared to the end of 2010, including a $3.5 million increase in accounts receivable and a $7.5 million decrease in trade accounts payable
- Inventory increased $2.8 million primarily related to timing of inventory purchases and customer deliveries

Balance Sheet Management


No debt
Strong cash balance
Quality receivables
Balanced inventories
Managed payables
Strong balance sheet coupled with operating leverage allows us to fund our strategic initiatives

Long-Term Target Operating Model

($ millions)

Drivers	Model Ranges		Q1 2011 Actual Results
Revenue	$200	$300	$ 47.9
Gross Profit	56%	62%	48%
SG&A	23%	20%	27%
R&D	7%	5%	6%
Operating Income	26%	37%	15%
Net Income After Tax*	18%	22%	14%
Depreciation & Amortization	4%	3%	5%
Capital Expenditures	2%	1%	1%
Recurring Revenue	70%	75%	72%

* Net income is inclusive of the estimated fully-burdened tax rate in a range of 31-38% depending on the period.

- The company's current NOLs of $65 million reduce the cash taxes to the portion relating to the non-U.S. obligations.

This target model is not intended to constitute financial guidance related to the company's expected performance. It is based upon management's current expectations concerning future events and trends and is necessarily subject to uncertainties.

Bespoke Innovations

Scott Summit
Founder





Bespoke Innovations…Because Every Body Is Different



Transforming The Prosthetic





Changing Perceptions



Durable, Lightweight And Custom





Giving A Body Back



Concept Legs: Low Cost, High Function





Concept legs: High Quality, High Style





Concept legs: Complexity Is Free





Additive Fabrication: The Market





Technology Overview

Chuck Hull

Chief Technology Officer



www.3dsystems.com NYSE: DDD

Technology Leadership



Extensive Process Expertise

Six Print Engines

Six Print Materials Formulating Families

Ecommerce Platform



CAD Plugins


Object Model Tools




PAT. PEN

~400 patents issued, ~150 pending

Intellectual Property Stewardship


Balance
Licensing
~400 Patents
Enforcement
Coverage

Development Culture



Low
Newness to Market
High
High
Newness to Company
Low
New Product Lines
Completely New
Core Product Revisions
Line Extensions
Repositioning's
Changes to Augmented Product

Create with Confidence

Development Roadmap


PUSH
HOT

Over the past 12 months we introduced 10 new products

Augmentations and Revisions


PUSH
WWW

Friendly

Greener

Intuitive

Crossovers






iPro





Extensions







Repositioning







Completely New







Expanding Price And Performance Continuum

Personal 3D Printers	Professional 3D Printers	Production 3D Printers
		

<$1000 → >$900,000

It's About Printability



print.ability ability to deliver required user performance, precision, accuracy feature detail and surface smoothness consistently and economically



Productivity

Precision





Performance

Outlook

Abe Reichental
President & CEO





www.3dsystems.com NYSE: DDD

Focused Growth Initiatives

- Build 3D custom parts global services, expand through acquisitions and organic growth
- Accelerate 3D printer penetration through channel expansion and new products
- Grow 3D healthcare revenue leveraging our customer base and core competencies
- Build 3D consumer content products and services, expand through acquisitions and organic growth

Existing | New

Focused Growth Initiatives: Parts

- Build 3D custom parts global services, expand through acquisitions and organic growth
- Expect additional acquisitions in North America, Europe and Asia-Pacific
- Expect additional margin expansion towards corporate margins

Focused Growth Initiatives: Printers

- Accelerate 3D printer penetration through channel expansion and new products
- Expect continued reseller channel expansion
- Expect printer portfolio expansion at a rate of 3 new printers annually

Focused Growth Initiatives: Healthcare

Grow 3D healthcare revenue leveraging our customer base and core competencies

Expect continued hearing aid, dental and orthodontics growth

Expect expansion into orthopedic and prosthetic applications

Focused Growth Initiatives: Consumer

Build 3D consumer content products and services, expand through acquisitions and organic growth

The 3D Consumer Opportunity





The future of content

Is in the cloud

And the crowd




TYPE
&
FORM



Change Is Underway In The 3D World

Physical world	Moving to digital





Similar Change Transformed The 2D Image World


POST CARD
REAL PHOTOGRAPH


Picasa
flickr
shutterfly
where your pictures live

What can users do with it?

OUTPUT FORMS


Have it printed for you
Quickparts®
Print it yourself
BfB™ 3D Printer
Timepieces
electronics
Interior accessories
Furniture
Interior decoration
Consumer
Upload/Download 3D content
The3dStudio.com
FreedomOfCreation.com

Revenue Sources


FROM CONTENT USERS:
Upload 3D digital content for sale
Download digital content & apps for use
Convert digital content to physical models using our online printing services
Upload apps for sale
Affiliate program
Marketing their skills

Bottom Line

- Comprehensive solutions portfolio with recognized brands
- Technology strength and flexibility
- Attractive marketplace growth opportunities
- Innovative business model
- Focused growth initiatives
- Proven acquisition strategy
- Experienced management team

Democratizing Access



RapMan 3.1
A perfect 3D Printer for
ducation and hobbyists alike



Underdeveloped

Underpenetrated Marketplaces

Thank You





www.3dsystems.com NYSE: DDD